                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission only (as permitted by Rule
    14a-6(e)(2))

                              ALLAIRE CORPORATION
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   1) Amount previously paid:

   2) Form, Schedule or Registration Statement no.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                              ALLAIRE CORPORATION

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON MARCH 13, 2000

     Allaire hereby gives notice that it will hold a Special Meeting of Stockholders at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109 on Monday, March 13, 2000, beginning at 10 a.m., local time, for the following purposes:

     1. To consider and vote upon a proposal to amend Allaire's Amended and Restated Certificate of Incorporation to increase the authorized Common Stock, $.01 par value per share, of the Company from 35,000,000 to 100,000,000 shares.

     2. To consider and vote upon a proposal to amend the Allaire Corporation 1998 Stock Incentive Plan to increase the number of shares of common stock that may be issued under the plan from 1,900,000 to 4,400,000.

     3. To transact such further business as may properly come before the Special Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on January 31, 2000 as the record date for the determination of the stockholders of Allaire entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                          By Order of the Board of Directors,

                                          David J. Orfao
                                          President and Chief Executive Officer

Cambridge, Massachusetts
February 11, 2000

                             YOUR VOTE IS IMPORTANT

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU
                      PLAN TO ATTEND THE SPECIAL MEETING.

                              ALLAIRE CORPORATION
                               ONE ALEWIFE CENTER
                            CAMBRIDGE, MASSACHUSETTS
                                 (617) 761-2000

                                PROXY STATEMENT

                        SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 13, 2000

     This proxy statement and the enclosed form of proxy relates to a special meeting of stockholders of Allaire Corporation. This special meeting will take place as follows:

Date:  Monday, March 13, 2000
Time:  10 a.m.
Place: Foley, Hoag & Eliot LLP
       One Post Office Square
       Boston, Massachusetts 02109

     The board of directors of Allaire is soliciting proxies for the special meeting and adjournments of the special meeting. If a stockholder returns a properly executed proxy, the shares represented by the proxy will be voted in accordance with the stockholder's directions. If a stockholder does not specify a vote on any proposal, the shares covered by his or her proxy will be voted on that proposal as management recommends. Allaire encourages its stockholders to vote on all proposals.

     Allaire is mailing this proxy statement and the enclosed form of proxy to stockholders on or about February 11, 2000.

PURPOSE OF THE SPECIAL MEETING

     At the special meeting, Allaire will submit two proposals to the stockholders:

     Proposal 1:  To amend Allaire's Amended and Restated Certificate of
                  Incorporation to increase the authorized number of shares of Allaire's common stock from 35,000,000 to 100,000,000; and

     Proposal 2:  To amend the Allaire Corporation 1998 Stock Incentive Plan to increase the number of shares of common stock that may be issued under the plan from 1,900,000 to 4,400,000.

     Currently, Allaire does not intend to submit any other proposals to the stockholders at the special meeting. The board of directors was not aware, a reasonable time before mailing this proxy statement to stockholders, of any other business that may be properly presented for action at the special meeting. If any other business comes before the special meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

RECORD DATE

     The board of directors of Allaire has fixed the close of business on Wednesday, January 31, 2000 as the record date for the special meeting. Only stockholders of record on that date are entitled to receive notice of the meeting and to vote at the meeting or any adjournment of the meeting. At the close of business on January 31, 2000, there were issued and outstanding 13,411,356 shares of Allaire's common stock, each of which entitles its holder to cast one vote.

QUORUM

     Allaire's by-laws provide that a quorum at the special meeting will be a majority in interest of all stock issued, outstanding and entitled to vote at the meeting. Allaire will treat shares of common stock represented by a properly signed and returned proxy as present at the meeting for purposes of determining the existence of a quorum at the meeting. In general, Allaire will count abstentions and broker "non-votes" as present or represented for purposes of determining the existence of a quorum. A broker "non-vote" occurs when a broker or nominee holding shares for a beneficial owner does not vote on a proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner with respect to that proposal.

TABULATION OF VOTES

     Proposal 1. The amendment of Allaire's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock will require the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote at the special meeting. Abstentions and broker non-votes will not count as votes cast for or against the proposal.

     Proposal 2. The amendment of the Allaire Corporation 1998 Stock Incentive Plan to increase the number of shares authorized for issuance under the plan will require the affirmative vote of a majority of the shares of common stock properly cast on the proposal. Abstentions and broker non-votes will not count as votes cast for or against the proposal.

     EquiServe, Allaire's transfer agent, will tabulate votes at the annual meeting. EquiServe will tabulate the vote on each matter submitted to stockholders separately.

REVOCATION OF PROXY

     A stockholder who has executed a proxy may revoke the proxy at any time before it is exercised at the special meeting.

SOLICITATION OF PROXIES

     Allaire will pay its own costs of soliciting proxies. Allaire will reimburse brokers, banks, fiduciaries, nominees and others for the out-of-pocket expenses and other reasonable clerical expenses they incur in forwarding proxy materials to beneficial owners of common stock held in their names. Certain directors, officers and employees of Allaire may solicit proxies, without additional remuneration, by telephone, facsimile, electronic mail, telegraph and in person. Allaire expects that the expenses of this special solicitation will be nominal. At present, Allaire does not expect to pay any compensation to any person for the solicitation of proxies, although Allaire may engage a third-party proxy solicitation firm in connection with the special meeting.

                MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

                                   PROPOSAL 1

                                  AMENDMENT OF
          ALLAIRE'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     On January 26, 2000, Allaire's Board of Directors voted to recommend to the stockholders that Allaire's Amended and Restated Certificate of Incorporation be further amended to increase the number of authorized shares of common stock from 35,000,000 to 100,000,000 shares. Allaire's Board of Directors also voted to effect a stock split by means of a stock dividend of one share of fully paid and nonassessable common stock on each share of common stock issued and outstanding as of February 15, 2000, contingent on stockholder approval of the amendment of Allaire's Amended and Restated Certificate of Incorporation. Allaire expects the payment distribution date for the stock dividend to be on or about March 14, 2000.

     On January 31, 2000, there were issued and outstanding 13,411,356 shares of Common Stock. On or about March 14, 2000, Allaire expects to issue approximately the same number of shares to its stockholders of record as of February 15, 2000. After payment of the stock dividend, Allaire's board of directors will have the authority to issue approximately 73,200,000 additional shares of common stock. The additional authorized shares of common stock will be used for such corporate purposes as may be determined by Allaire's board of directors to be necessary or desirable, including, without limitation, raising capital or acquiring property through the sale of stock, acquiring businesses through mergers or the exchange of stock and attracting or retaining valuable employees by the issuance of stock-based compensation awards. At present, Allaire has no commitments, agreements or undertakings obligating it to issue any such additional shares; however, Allaire's board of directors considers the authorization of additional shares of common stock advisable to ensure prompt availability of shares for such purposes should the occasion arise.

     Under Delaware law, Allaire's board of directors generally may issue authorized but unissued shares of common stock without stockholder approval. Allaire's board of directors does not currently intend to seek stockholder approval prior to any future issuance of additional shares of common stock, unless stockholder action is required in a specific case by applicable law, the rules of any exchange or market on which Allaire's securities may then be listed, Allaire's Amended and Restated Certificate of Incorporation or Allaire's Amended and Restated By-Laws, as then in effect. Frequently, opportunities arise that require prompt action, and Allaire's board of directors believes that the delay necessitated for stockholder approval of a specific issuance could be detrimental to Allaire and its stockholders.

     The additional shares of common stock authorized for issuance pursuant to the proposed amendment to Allaire's Amended and Restated Certificate of Incorporation will have all of the rights and privileges that the currently outstanding shares of common stock possess; the increase in the number of authorized shares would not affect the terms or rights of the holders of existing shares of Allaire's common stock. All outstanding shares would continue to have one vote per share on all matters to be voted on by the stockholders, including the election of directors. Shares of Allaire's common stock, including the additional shares proposed for authorization, do not have preemptive or similar rights.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO AMEND ALLAIRE'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

                                   PROPOSAL 2

                AMENDMENT OF ALLAIRE'S 1998 STOCK INCENTIVE PLAN

     On January 26, 2000, Allaire's board of directors voted to amend our 1998 Stock Incentive Plan to increase the number of shares available for the grant of options under the plan from 1,900,000 to 4,400,000, subject to adjustment in the event of stock splits, stock dividends, recapitalizations and the like. Allaire's board of directors is submitting this amendment to our 1998 Stock Incentive Plan to Allaire's stockholders for approval. If the Stockholders approve Proposal 1 to effect a stock split and approve this Proposal 2 to amend the 1998 Stock Incentive Plan, the number of shares available for the grant of options under the plan on a post-split basis will be 8,800,000.

     If the stockholders do not approve Proposal 2, the total number of shares that may be issued pursuant to options granted under the plan will remain at 1,900,000, subject to adjustment in the event of stock splits (including pursuant to the approval of Proposal 1), stock dividends, recapitalizations and the like.

     Options constitute a significant portion of the overall compensation of Allaire's employees, including its executive officers. Options issued under our 1998 Stock Incentive Plan also represent the only form of compensation that Allaire pays to its non-employee directors. The board of directors believes that Allaire will derive substantial benefits from increasing the number of options that Allaire can issue under its 1998 Stock Incentive Plan. The board of directors believes that the proposed amendment, by allowing Allaire to issue additional options under its 1998 Stock Incentive Plan, will enable Allaire to further align the interests of Allaire's current directors, executive officers and other employees with the interests of the stockholders. Allaire's board also believes that the proposed amendment will assist Allaire in attracting and retaining key executives by enabling it to offer competitive compensation packages.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND THE ALLAIRE CORPORATION 1998 STOCK INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF SHARES THAT MAY BE ISSUED PURSUANT TO OPTIONS GRANTED UNDER THE PLAN FROM 1,900,000 TO 4,400,000.

BACKGROUND

     Allaire's 1998 Stock Incentive Plan was adopted by the board of directors on August 10, 1998 and approved by the stockholders on January 15, 1999. From August 10, 1998 until January 18, 2000, Allaire granted options to purchase an aggregate of 1,964,250 shares of common stock (132,550 of which had been canceled and had therefore become available for reissuance) unders its 1998 Stock Incentive Plan and at January 18, 2000 Allaire had only 68,300 shares of common stock available for the grant of options under its 1998 Stock Incentive Plan. After examining Allaire's overall employee compensation, the board of directors concluded that it was in Allaire's best interests to make additional shares of common stock available for the grant of options under the plan. Accordingly, the board approved an amendment to our 1998 Stock Incentive Plan to increase the total number of shares of common stock that may be issued pursuant to options granted under the plan to 4,400,000. Allaire's board of directors now seeks stockholder approval of this amendment.

     Unless otherwise determined by the board of directors, our 1998 Stock Incentive Plan must be administered by a plan committee consisting of at least two "outside directors". For purposes of the plan, an "outside director" is a person who (a) is not an employee of Allaire or any affiliate, (b) is not a former employee of Allaire or any affiliate who is receiving compensation for prior services during the taxable year of Allaire or any affiliate, (c) has not been an officer of Allaire or any affiliate, and (d) does not receive remuneration from Allaire or any affiliate in any capacity other than as a director. The current members of the committee administering the plan are Jonathan A. Flint and John J. Gannon. The members of the plan committee are "non-employee directors" as that term is defined in the rules of the Securities and Exchange Commission.

     The committee administering our 1998 Stock Incentive Plan selects the individuals who will receive options and determines the option exercise price and other terms of each option, subject to the provisions of the plan. This committee also has the power to make changes to outstanding options under the plan, including the power to reduce the exercise price, accelerate the vesting schedule and extend the expiration date of any option.

     Our 1998 Stock Incentive Plan authorizes the grant of options to purchase common stock intended to qualify as incentive stock options, as defined in
Section 422 of the Internal Revenue Code, and options that do not so qualify. Incentive options may be granted under the plan to employees of Allaire or any subsidiary, including directors and officers who are employees of Allaire or any subsidiary. Nonqualified options may be granted under the plan to employees of Allaire or any subsidiary and to directors, consultants and other persons who render services to Allaire or any subsidiary, regardless of whether they are employees of Allaire or any subsidiary.

     The exercise price of incentive options granted under our 1998 Stock Incentive Plan must equal or exceed the fair market value of the common stock on the date of grant. The exercise price of incentive options granted under the plan to a person who owns more than 10% of the combined voting power of all classes of outstanding capital stock of Allaire or any subsidiary (a "greater-than-ten-percent stockholder") must equal or exceed 110% of the fair market value of the common stock on the date of grant. The exercise price of nonqualified options granted under the plan may be above or below the fair market value of the common stock.

     Each incentive option expires no later than ten years after the date of grant or, in the case of an option granted to a greater-than-ten-percent stockholder, five years after the date of grant. The aggregate fair market value (at the time of grant) of shares issuable pursuant to incentive options that are exercisable for the first time in any calendar year may not exceed $100,000, unless a greater amount is permitted by law. No person may be granted options under our 1998 Stock Incentive Plan to purchase more than 500,000 shares of common stock in any calendar year, including options that are subsequently forfeited, canceled or otherwise terminated. For this purpose, the repricing of any option is deemed the grant of a new option.

     Except as otherwise provided by the committee administering our 1998 Stock Incentive Plan, options are not transferable except by will or by the laws of descent and distribution, and during the holder's lifetime are exercisable only by the holder. The committee administering our 1998 Stock Incentive Plan will determine, in its discretion, how and when nonqualified options will terminate. Incentive stock options will terminate as follows:

     - if the option holder is our employee at the time of his or her death, his or her incentive option may be exercised, to the extent exercisable at the date of death, until two years from the participant's date of death or the expiration of the term of the option stated in his or her option agreement, whichever is earlier. In such instances, the option may be exercised by the option holder's legal representative or legatee.

     - if the option holder's employment with us terminates because of disability (as defined in our 1998 Stock Incentive Plan), his or her incentive option may be exercised, to the extent exercisable at the time of termination, for a period of one year from the date of termination of employment, although the committee administering our 1998 Stock Incentive Plan may provide for a longer period for the exercise of such option.

     - if the option holder's employment with us terminates because of retirement in accordance with our normal retirement policies, his or her incentive option is exercisable for a period of 90 days from the date of the termination of the option holder's employment.

     - if the option holder's employment is terminated by us for cause (as defined in our 1998 Stock Incentive Plan), his or her incentive option will immediately terminate, unless the committee administering the plan allows the option holder to exercise such option for a period of 30 days from the termination date or the stated expiration date of the option, whichever is earlier. The committee may do so in its sole discretion.

     - if the option holder's employment with us terminates for any reason other than those listed above, his or her incentive option may be exercised, to the extent it was exercisable at the time of termination, for a period of 90 days (or a longer period if the committee administering our 1998 Stock Incentive Plan so specifies) from the date of termination of employment or until the stated expiration date of the option, whichever is earlier.

     The holder of an option may pay the purchase price for the shares subject to the option (a) in cash, certified or bank check in an amount equal to the exercise price for such shares, (b) with the consent of the committee administering our 1998 Stock Incentive Plan, in shares of Allaire common stock having a fair market value equal to the exercise price for such shares, (c) by delivery of irrevocable instructions to a broker to deliver to us cash or a check payable to us for the purchase price, provided that the holder and the broker enter into an indemnity agreement or any other agreement that the committee administering our 1998 Stock Incentive Plan requires as a prerequisite to this method of payment, or (d) by any other means that the committee administering our 1998 Stock Incentive Plan determines are consistent with the purposes of our 1998 Stock Incentive Plan and with applicable laws and regulations.

AMENDMENT OF OUR 1998 STOCK INCENTIVE PLAN

     Our 1998 Stock Incentive Plan does not have a fixed duration, however incentive options may not be granted more than ten years after the date the plan was approved by our board of directors. According to the terms of our 1998 Stock Incentive Plan, Allaire's board of directors may amend or discontinue the plan at any time, however, no amendment which will disqualify our 1998 Stock Incentive Plan from the Internal Revenue Code's incentive stock option requirements will be effective without the approval of our stockholders. In addition, regulations of the Securities and Exchange Commission and the Nasdaq National Market require stockholder approval of certain amendments to the plan.

FEDERAL INCOME TAX INFORMATION WITH RESPECT TO OUR 1998 STOCK INCENTIVE PLAN

     The holder of a nonqualified option recognizes no income for federal income tax purposes on the grant of the option. On the exercise of a nonqualified option, the difference between the fair market value of the underlying shares of common stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise. Such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares.

     The holder of an incentive option recognizes no income for federal income tax purposes on the grant of the option. Except as provided below with respect to the alternative minimum tax, there is no tax upon exercise of an incentive option. If the holder does not dispose of the shares acquired upon exercise of the incentive option within two years from the date of the grant of the incentive option or within one year after exercise of the incentive option, any gain realized by the option holder on the subsequent sale of those shares will be treated for federal income tax purposes as long-term capital gain if the shares were held for more than 12 months. If the holder sells the shares before the expiration of such two-year and one-year periods (a "disqualifying disposition"), the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the incentive option will be treated as compensation to the option holder taxable as ordinary income and the excess gain, if any, will be treated as capital gain. That capital gain will be long-term capital gain if the shares were held for more than 12 months.

     The excess of the fair market value of the underlying shares of common stock over the exercise price at the time of exercise of an incentive option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax will be allowed a credit which may be carried forward indefinitely to be used as a credit against the taxpayer's regular tax liability in a later year; however, the alternative minimum tax credit can not reduce the regular tax below the alternative minimum tax for that carryover year.

     Generally, subject to certain limitations, Allaire may deduct on its corporate income tax returns, in the year in which an option holder recognizes ordinary income upon (a) the exercise of a nonqualified option or (b) a disqualifying disposition of an incentive option, an amount equal to the amount recognized by the option holder as ordinary income upon the occurrence of such exercise or disqualifying disposition.

     Our 1998 Stock Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, nor is the plan qualified under
Section 401(a) of the Internal Revenue Code.

OPTIONS GRANTED UNDER OUR 1998 STOCK INCENTIVE PLAN

     The following table sets forth options that have been granted to the following persons or groups under our 1998 Stock Incentive Plan as of January 18, 2000: (a) each of Allaire's Named Executive Officers, (b) the current executive officers, as a group, (c) the current directors who are not executive officers, as a group, and (d) the employees who are not executive officers, as a group. Because the grant of options under our 1998 Stock Incentive Plan is discretionary, Allaire is unable to determine the dollar value and number of options that it will grant as a result of the proposed amendment.

              OPTIONS GRANTED UNDER OUR 1998 STOCK INCENTIVE PLAN

                                                                 NUMBER OF
                                                                SECURITIES
                                                                UNDERLYING
NAME AND POSITION                                             OPTIONS GRANTED
-----------------                                             ---------------
Joseph J. Allaire...........................................            --
Chairman of the Board of Directors and Executive
Vice-President, Products
David J. Orfao..............................................            --
  President and Chief Executive Officer
David A. Gerth..............................................        25,000
  Chief Financial Officer and Treasurer
Amy E. Lewis................................................        35,000
  Vice-President, Worldwide Sales
Stephen F. Clark............................................        75,000
  Vice-President, Marketing
Current executive officers, as a group......................       172,000
Current directors who are not executive officers, as a
  group.....................................................            --
All employees who are not executive officers, as a group....     1,792,250

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     At the close of business on January 18, 2000, there were 13,402,847 shares of common stock issued and outstanding, the holder of each of which is entitled to cast one vote. On January 18, 2000, the closing price of Allaire's common stock as reported by the Nasdaq National Market was $150.8125 per share.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information with respect to the beneficial ownership of Allaire's common stock as of January 18, 2000 by: (a) each person known by Allaire to be the beneficial owner of more than 5% of its common stock, (b) each Named Executive Officer, (c) each of Allaire's directors, and (d) all executive officers and directors as a group. Unless otherwise noted below, the address of each person listed on the table is c/o Allaire Corporation, One Alewife Center, Cambridge, MA 02140. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. The following are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person or entity:

     - shares of common stock issuable by Allaire pursuant to options which may be exercised within 60 days after January 18, 2000 and not subject to repurchase by Allaire; and

     - shares of common stock issuable by Allaire pursuant to warrants which may be exercised within 60 days of January 18, 2000.

However, these shares are not deemed to be beneficially owned by any other person or entity. Except as otherwise indicated, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name. For purposes of calculating the percentage beneficially owned, the number of shares deemed outstanding includes: (a) the 13,402,847 shares of common stock outstanding as of January 18, 2000, and (b) the presently exercisable options and presently exercisable warrants held by that person.

                                                              SHARES BENEFICIALLY
                                                                     OWNED
                                                              --------------------
NAME                                                           NUMBER      PERCENT
----                                                          ---------    -------
Joseph J. Allaire(1)........................................  1,775,000     13.2%
Essex Investment Management Company.........................  1,361,017     10.2%
  125 High Street
  Boston, MA 02110(2)
Jonathan A. Flint...........................................    627,358      4.7%
  1000 Winter Street, Suite 3350
  Waltham, MA 02154(3)
David J. Orfao..............................................    317,560      2.3%
Amy E. Lewis................................................     85,500        *
David A. Gerth..............................................     90,500        *
Stephen F. Clark............................................     12,563        *
John J. Gannon..............................................     18,431        *
  1000 Winter Street, Suite 3350
  Waltham, MA 02154
Thomas A. Herring...........................................     20,692        *
  1000 Winter Street, Suite 3350
  Waltham, MA 02154
Executive Officers and Directors(10)........................  3,265,799     23.6%

---------------
 *  Represents beneficial ownership of less than 1%.

(1) Includes 140,000 shares of common stock that are subject to options to purchase held by Jeremy Allaire, Adam Berrey and Simeon Simeonov, all of whom are employees of Allaire.

(2) The information in this table regarding Essex Investment Management Company is based solely upon a Schedule 13G filed with the Securities and Exchange Commission on December 7, 1999. Essex Investment Management Company reported that it is an Investment Adviser registered under section 203 of the Investment Advisers Act and that it has sole voting power with respect to 1,026,336 shares of Allaire common stock and sole dispositive power with respect to 1,361,017 shares of Allaire common stock.

(3) Shares listed as owned by Mr. Flint include shares owned beneficially by Polaris Venture Partners L.P. and Polaris Venture Partners Founders' Fund, L.P. However, Mr. Flint disclaims his beneficial ownership of all such shares, except to the extent of his pecuniary interest therein.

ANNEX A

                              ALLAIRE CORPORATION

                           1998 STOCK INCENTIVE PLAN

SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

     The name of the plan is the Allaire Corporation 1998 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable officers, directors, and employees of Allaire Corporation (the "Company") and its Subsidiaries and other persons to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

     "Award" or "Awards", except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Stock Appreciation Rights.

     "Board" means the Board of Directors of the Company.

     "Cause" means (i) any material breach by the participant of any agreement to which the participant and the Company are both parties, and (ii) any act or omission justifying termination of the participant's employment for cause, as determined by the Committee.

     "Change of Control" shall have the meaning set forth in Section 15.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     "Conditioned Stock Award" means an Award granted pursuant to Section 6.

     "Committee" shall have the meaning set forth in Section 2.

     "Disability" means disability as set forth in Section 22(e)(3) of the Code.

     "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 17.

     "Eligible Person" shall have the meaning set forth in Section 4.

     "Fair Market Value" on any given date means the closing price per share of the Stock on such date as reported by a nationally recognized stock exchange, or, if the Stock is not listed on such an exchange, as reported by NASDAQ, or, if the Stock is not quoted on NASDAQ, the fair market value of the Stock as determined by the Committee.

     "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

     "Non-Statutory Stock Option" means any Stock Option that is not an Incentive Stock Option.

     "Normal Retirement" means retirement from active employment with the Company and its Subsidiaries in accordance with the retirement policies of the Company and its Subsidiaries then in effect.

     "Outside Director" means any director who (i) is not an employee of the Company or of any "affiliated group," as such term is defined in Section 1504(a) of the Code, which includes the Company (an "Affiliate"), (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year, (iii) has not been an officer of the Company or any Affiliate and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director. "Outside

Director" shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

     "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

     "Performance Share Award" means an Award granted pursuant to Section 8.

     "Stock" means the Common Stock, $.01 par value per share, of the Company, subject to adjustments pursuant to Section 3.

     "Stock Appreciation Right" means an Award granted pursuant to Section 9.

     "Subsidiary" means a subsidiary as defined in Section 424 of the Code.

     "Unrestricted Stock Award" means Awards granted pursuant to Section 7.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS
           AND DETERMINE AWARDS.

     (a) Committee. The Plan shall be administered by a committee of the Board (the "Committee") consisting of not less than two (2) Outside Directors, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an "Outside Director." Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof.

     (b) Powers of Committee. The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

          (i) to select the persons to whom Awards may from time to time be granted;

          (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, Unrestricted Stock, Performance Shares and Stock Appreciation Rights, or any combination of the foregoing, granted to any one or more participants;

          (iii) to determine the number of shares to be covered by any Award;

          (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that no such action shall adversely affect rights under any outstanding Award without the participant's consent;

          (v) to accelerate the exercisability or vesting of all or any portion of any Award;

          (vi) subject to the provisions of Section 5(a)(ii), to extend the period in which any outstanding Stock Option or Stock Appreciation Right may be exercised;

          (vii) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

          (viii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3.  SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION.

     (a) Shares Issuable. The maximum number of shares of Stock with respect to which Awards (including Stock Appreciation Rights) may be granted under the Plan shall be one million nine hundred thousand (1,900,000). For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise) shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan so long as the participants to whom such Awards had been previously granted received no benefits of ownership of the underlying shares of Stock to which the Award related. Subject to such overall limitation, any type or types of Award may be granted with respect to shares, including Incentive Stock Options. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

     (b) Limitation on Awards. In no event may any Plan participant be granted Awards (including Stock Appreciation Rights) with respect to more than five hundred thousand (500,000) shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

     (c) Stock Dividends, Mergers, etc. In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 17, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 3(a) and (b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 15.

     (d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Shares which may be delivered under such substitute awards may be in addition to the maximum number of shares provided for in Section 3(a).

SECTION 4.  ELIGIBILITY.

     Awards may be granted to officers, directors, and employees of the Company or its Subsidiaries ("Eligible Persons").

SECTION 5.  STOCK OPTIONS.

     The Committee may grant to Eligible Persons options to purchase stock.

     Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Stock Options granted under the Plan may be either Incentive Stock Options or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.

     No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the earlier of (i) the date of adoption of the Plan by the Board, or (ii) the date on which the Plan is approved by the stockholders as set forth in Section 17.

     The Committee in its discretion may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and the terms and conditions of Section 13 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

     (a) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall be, in the case of Incentive Stock Options, not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the grant date.

     (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

     (c) Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

     (d) Method of Exercise. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

          (i) In cash, by certified or bank check or other instrument acceptable to the Committee;

          (ii) In the form of shares of Stock that are not then subject to restrictions, if permitted by the Committee, in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

          (iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

          (iv) By any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Committee) which the Committee determines are consistent with the purpose of the Plan and with applicable laws and regulations.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

     (e) Non-transferability of Options. Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

     (f) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which incentive stock options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

     (g) Form of Settlement. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

SECTION 6.  RESTRICTED STOCK AWARDS.

     (a) Nature of Restricted Stock Award. The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"), including continued employment and/or achievement of pre-established performance goals and objectives.

     (b) Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

     (c) Rights as a Shareholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

     (d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture within ninety (90) days following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

     (e) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such preestablished performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 13, amend any conditions of the Award.

     (f) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7.  UNRESTRICTED STOCK AWARDS.

     (a) Grant or Sale of Unrestricted Stock. The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan ("Unrestricted Stock") at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

     (b) Restrictions on Transfers. The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8.  PERFORMANCE SHARE AWARDS.

     Nature of Performance Shares. A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Eligible Person. The Committee in its discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares.

SECTION 9.  STOCK APPRECIATION RIGHTS

     The Committee in its discretion may grant Stock Appreciation Rights to any Eligible Person (i) alone, or (ii) simultaneously with the grant of a Stock Option and in conjunction therewith or in the alternative thereto. A Stock Appreciation Right shall entitle the participant upon exercise thereof to receive from the Company, upon written request to the Company at its principal offices (the "Request"), a number of shares of Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Stock and cash, as specified in the Request (but subject to the approval of the Committee in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (i) the excess of Fair Market Value, on the date of such Request, over the exercise price per share of Stock specified in such Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares of Stock for which such Stock Appreciation Right shall be exercised. Notwithstanding the foregoing, the Committee may specify at the time of grant of any Stock Appreciation Right that such Stock Appreciation Right may be exercisable solely for cash and not for Stock.

SECTION 10.  TERMINATION OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

     (a) Incentive Stock Options:

          (i) Termination by Death. If any participant's employment by the Company and its Subsidiaries terminates by reason of death, any Incentive Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of two (2) years (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Incentive Stock Option, if earlier.

          (ii) Termination by Reason of Disability or Normal Retirement.

          (A) Any Incentive Stock Option held by a participant whose employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one (1) year (or such longer period as the

     Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

          (B) Any Incentive Stock Option held by a participant whose employment by the Company and its Subsidiaries has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of ninety (90) days (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

          (C) The Committee shall have sole authority and discretion to determine whether a participant's employment has been terminated by reason of Disability or Normal Retirement.

          (D) Except as otherwise provided by the Committee at the time of grant, the death of a participant during a period provided in this Section 10(b) for the exercise of an Incentive Stock Option shall extend such period for two (2) years from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

          (iii) Termination for Cause. If any participant's employment by the Company and its Subsidiaries has been terminated for Cause, any Incentive Stock Option held by such participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option can be exercised for a period of up to thirty (30) days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

          (iv) Other Termination. Unless otherwise determined by the Committee, if a participant's employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for ninety (90) days (or such longer period as the Committee shall specify at any time) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

     (b) Non-Statutory Stock Options and Stock Appreciation Rights. Any Non-Statutory Stock Option or Stock Appreciation Right granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

SECTION 11.  TAX WITHHOLDING.

     (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (b) Payment in Shares. A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due with respect to such Award, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 12.  TRANSFER, LEAVE OF ABSENCE, ETC.

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

          (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another;

          (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 13.  AMENDMENTS AND TERMINATION.

     The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. However, no such amendment, unless approved by the stockholders of the Company, shall be effective if it would cause the Plan to fail to satisfy the incentive stock option requirements of the Code

SECTION 14.  STATUS OF PLAN.

     With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 15.  CHANGE OF CONTROL PROVISIONS.

     (a) Upon the occurrence of a Change of Control as defined in this Section
15:

          (i) subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option, Restricted Stock Award, Performance Share Award or Stock Appreciation Right shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock (or consideration based upon the Fair Market Value of Stock), shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control;

          (ii) the Committee may accelerate the time for exercise of, and waive all conditions and restrictions on, each unexercised and unexpired Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right, effective upon a date prior or subsequent to the effective date of such Change of Control, specified by the Committee; or

          (iii) each outstanding Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right may be cancelled by the Committee as of the effective date of any such Change of Control provided that (x) notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, in full, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Awards, during the thirty (30) day period preceding the effective date of such Change of Control.

     (b) "Change of Control" shall mean the occurrence of any one of the following events:

          (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

          (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than sixty-five percent (65%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

          (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

SECTION 16.  GENERAL PROVISIONS.

     (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

     (b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

     (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 17.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective upon approval by the holders of a majority of the shares of capital stock of the Company present or represented and entitled to vote at a meeting of stockholders.

SECTION 18.  GOVERNING LAW.

     This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

                                                                        ACPS2000

                               ALLAIRE CORPORATION
                               ONE ALEWIFE CENTER
                         CAMBRIDGE, MASSACHUSETTS 02140

                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 13, 2000


The undersigned hereby constitutes and appoints Joseph J. Allaire, David J. Orfao and David A. Gerth, and each of them acting singly, as proxies of the undersigned, each with full power to appoint his substitute, and authorizes each of them, and each substitute so appointed, to represent and vote all shares of Common Stock of Allaire Corporation (the "Company") held of record by the undersigned at the close of business on January 31, 2000, at the Special Meeting of Stockholders of the Company to be held on Monday, March 13, 2000, at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109, beginning at 10 a.m., local time, and at any adjournments thereof.

            THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF
                           DIRECTORS OF THE COMPANY.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY OF THE PROPOSALS SET FORTH ON THE REVERSE SIDE, WILL BE VOTED FOR EACH SUCH PROPOSAL OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS. A stockholder wishing to vote in accordance with the recommendations of the Board of Directors need only sign and date this proxy and return it in the enclosed envelope.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Stockholders and of the Proxy Statement relating thereto, and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.


  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees, custodians, and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, each person must sign. If the shareholder is a corporation, the signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

--------------------------------               ---------------------------------

--------------------------------               ---------------------------------

    PLEASE MARK VOTES
/X/ AS IN THIS EXAMPLE


ALLAIRE CORPORATION


1. Proposal to approve the amendment of the Company's Amended and Restated Certificate of Incorporation to increase the Company's authorized Common Stock from 35,000,000 to 100,000,000 shares.

               For               Against              Abstain
               / /                 / /                  / /

2. Proposal to amend the Company's 1998 Stock Incentive Plan to increase the number of shares that may be issued under the plan from 1,900,000 to 4,400,000.

               For               Against              Abstain
               / /                 / /                  / /

   RECORD DATE SHARES

   Please be sure to sign and date this Proxy.

Mark box at right if an address change or comments have  been noted on the
reverse side of this card.                              / /




----------------------    ------------------------    --------------------------

Shareholder sign here     Co-owner sign here          Date


DETACH CARD                                                          DETACH CARD



                               ALLAIRE CORPORATION


Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. The proposals which are discussed in detail in the enclosed proxy materials require your immediate attention and approval.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the box on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Stockholders to be held on March 13, 2000.

Thank you in advance for your prompt consideration of this matter.


Sincerely,


Allaire Corporation